                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     June 9, 1998
                                                --------------------------------

--------------------------------------------------------------------------------

                               FCC National Bank
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 85
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 85

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

                                    3 of 85

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------
                             (Registrant)


Date: June 9, 1998         By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary


                                    4 of 85

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II Floating
                  Rate Asset Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

                                    5 of 85

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28N.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T

  28O.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U


                                    6 of 85

                                                                     EXHIBIT 28A

                        MONTHLY SERVICER'S CERTIFICATE


                               FCC NATIONAL BANK


              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                 June 5, 1998

              ---------------------------------------------------


The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing
          Agreement.

     3.   The undersigned are Servicing Officers.

     4.   The aggregate amount of Collections
          processed for the Due Period for this
          Distribution Date was equal to . . . .               $4,100,448,950.73

                                    7 of 85

                                                                        05/28/98
                                                                        16:12:13

     5.   (a)  The aggregate amount of such Collections
          allocated to Principal Receivables for the
          Due Period for this Distribution Date was
          equal to . . . . . . . . . . . . . . . .             $3,874,740,627.25

          (b)  The aggregate amount of such Collections
          allocated to Finance Charge Receivables for the
          Due Period for this Distribution Date was
          equal to . . . . . . . . . . . . . . . .               $225,708,323.48

     6.   The aggregate Interchange Amount, (which
          will be included as Finance Charge Receivables
          for all Series), for this distribution
          date was equal to. . . . . . . . . . . .                $49,992,902.06

     7.   The Invested Percentage of Collections
          allocated to Principal Receivables
          for the Due Period was equal to for:

          Series 1993-F . . . . . . . . . . . . . .                       4.499%
          Series 1993-H . . . . . . . . . . . . . .                       4.499%
          Series 1994-J . . . . . . . . . . . . . .                       3.214%
          Series 1994-K . . . . . . . . . . . . . .                       3.214%
          Series 1994-L . . . . . . . . . . . . . .                       3.214%
          Series 1995-M . . . . . . . . . . . . . .                       3.673%
          Series 1995-N . . . . . . . . . . . . . .                       3.673%
          Series 1995-O . . . . . . . . . . . . . .                       3.673%
          Series 1995-P . . . . . . . . . . . . . .                       3.673%
          Series 1996-Q . . . . . . . . . . . . . .                       6.611%
          Series 1996-R . . . . . . . . . . . . . .                       2.938%
          Series 1996-S . . . . . . . . . . . . . .                       5.142%
          Series 1997-T . . . . . . . . . . . . . .                       4.408%
          Series 1997-U . . . . . . . . . . . . . .                       2.938%

     8.   The Invested Percentage of Collections
          allocated to Finance Charge Receivables for the Due Period was equal to for:

          Series 1993-F . . . . . . . . . . . . . .                       2.625%
          Series 1993-H . . . . . . . . . . . . . .                       3.375%
          Series 1994-J . . . . . . . . . . . . . .                       3.214%
          Series 1994-K . . . . . . . . . . . . . .                       3.214%
          Series 1994-L . . . . . . . . . . . . . .                       3.214%
          Series 1995-M . . . . . . . . . . . . . .                       3.673%
          Series 1995-N . . . . . . . . . . . . . .                       3.673%
          Series 1995-O . . . . . . . . . . . . . .                       3.673%
          Series 1995-P . . . . . . . . . . . . . .                       3.673%
          Series 1996-Q . . . . . . . . . . . . . .                       6.611%
          Series 1996-R . . . . . . . . . . . . . .                       2.938%
          Series 1996-S . . . . . . . . . . . . . .                       5.142%
          Series 1997-T . . . . . . . . . . . . . .                       4.408%
          Series 1997-U . . . . . . . . . . . . . .                       2.938%

                                    8 of 85

     9.   The Invested Percentage with respect to
          the Investor Default Amount for
          the Due Period was equal to for:

          Series 1993-F . . . . . . . . . . . . . .                      2.625%
          Series 1993-H . . . . . . . . . . . . . .                      3.375%
          Series 1994-J . . . . . . . . . . . . . .                      3.214%
          Series 1994-K . . . . . . . . . . . . . .                      3.214%
          Series 1994-L . . . . . . . . . . . . . .                      3.214%
          Series 1995-M . . . . . . . . . . . . . .                      3.673%
          Series 1995-N . . . . . . . . . . . . . .                      3.673%
          Series 1995-O . . . . . . . . . . . . . .                      3.673%
          Series 1995-P . . . . . . . . . . . . . .                      3.673%
          Series 1996-Q . . . . . . . . . . . . . .                      6.611%
          Series 1996-R . . . . . . . . . . . . . .                      2.938%
          Series 1996-S . . . . . . . . . . . . . .                      5.142%
          Series 1997-T . . . . . . . . . . . . . .                      4.408%
          Series 1997-U . . . . . . . . . . . . . .                      2.938%

      10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding
          Distribution Date is equal to for:

          Series 1993-F . . . . . . . . . . . . . .                        $0.00
          Series 1993-H . . . . . . . . . . . . . .                        $0.00
          Series 1994-J . . . . . . . . . . . . . .                        $0.00
          Series 1994-K . . . . . . . . . . . . . .                        $0.00
          Series 1994-L . . . . . . . . . . . . . .                        $0.00
          Series 1995-M . . . . . . . . . . . . . .                        $0.00
          Series 1995-N . . . . . . . . . . . . . .                        $0.00
          Series 1995-O . . . . . . . . . . . . . .                        $0.00
          Series 1995-P . . . . . . . . . . . . . .                        $0.00
          Series 1996-Q . . . . . . . . . . . . . .                        $0.00
          Series 1996-R . . . . . . . . . . . . . .                        $0.00
          Series 1996-S . . . . . . . . . . . . . .                        $0.00
          Series 1997-T . . . . . . . . . . . . . .                        $0.00
          Series 1997-U . . . . . . . . . . . . . .                        $0.00

      11. The amount of interest due on the Cash
          Collateral Account loan, if applicable,
          required to be paid on the next Distribution
          Date is equal to for:

          Series 1993-F . . . . . . . . . . . . . .                   $21,097.22
          Series 1993-H . . . . . . . . . . . . . .                   $27,409.86
          Series 1994-J . . . . . . . . . . . . . .                   $21,757.38
          Series 1994-K . . . . . . . . . . . . . .                   $25,474.73
          Series 1994-L . . . . . . . . . . . . . .                   $17,468.27
          Series 1995-M . . . . . . . . . . . . . .                        $0.00
          Series 1995-N . . . . . . . . . . . . . .                        $0.00
          Series 1995-O . . . . . . . . . . . . . .                        $0.00
          Series 1995-P . . . . . . . . . . . . . .                        $0.00
          Series 1996-Q . . . . . . . . . . . . . .                        $0.00
          Series 1996-R . . . . . . . . . . . . . .                        $0.00
          Series 1996-S . . . . . . . . . . . . . .                        $0.00
          Series 1997-T . . . . . . . . . . . . . .                        $0.00
          Series 1997-U . . . . . . . . . . . . . .                        $0.00

                                    9 of 85

                                                                        05/28/98
                                                                        16:12:13

     12.  The amount of Monthly Servicing Fee
          required to be paid on the next succeeding
          Distribution Date is equal to for:

          Series 1993-F . . . . . . . . . . . . . .                  $714,583.33
          Series 1993-H . . . . . . . . . . . . . .                  $875,000.00
          Series 1994-J . . . . . . . . . . . . . .                  $833,333.33
          Series 1994-K . . . . . . . . . . . . . .                  $833,333.33
          Series 1994-L . . . . . . . . . . . . . .                  $833,333.33
          Series 1995-M . . . . . . . . . . . . . .                  $952,380.96
          Series 1995-N . . . . . . . . . . . . . .                  $952,380.96
          Series 1995-O . . . . . . . . . . . . . .                  $952,380.96
          Series 1995-P . . . . . . . . . . . . . .                  $952,380.96
          Series 1996-Q . . . . . . . . . . . . . .                $1,714,285.71
          Series 1996-R . . . . . . . . . . . . . .                  $761,904.77
          Series 1996-S . . . . . . . . . . . . . .                $1,333,333.33
          Series 1997-T . . . . . . . . . . . . . .                $1,142,857.14
          Series 1997-U . . . . . . . . . . . . . .                  $761,904.77

     13.  The aggregate amount payable to Investor
          Certificateholders on the succeeding
          Distribution Date in respect of interest is equal to for:

          Series 1993-F . . . . . . . . . . . . . .                $2,105,326.97
          Series 1993-H . . . . . . . . . . . . . .                $2,661,640.63
          Series 1994-J . . . . . . . . . . . . . .                $2,543,506.94
          Series 1994-K . . . . . . . . . . . . . .                $2,529,513.89
          Series 1994-L . . . . . . . . . . . . . .                $2,979,166.67
          Series 1995-M . . . . . . . . . . . . . .                $2,911,367.46
          Series 1995-N . . . . . . . . . . . . . .                $2,874,265.88
          Series 1995-O . . . . . . . . . . . . . .                $2,913,261.90
          Series 1995-P . . . . . . . . . . . . . .                $2,885,829.36
          Series 1996-Q . . . . . . . . . . . . . .                $5,152,089.29
          Series 1996-R . . . . . . . . . . . . . .                $2,269,837.72
          Series 1996-S . . . . . . . . . . . . . .                $4,018,766.29
          Series 1997-T . . . . . . . . . . . . . .                $3,407,416.67
          Series 1997-U . . . . . . . . . . . . . .                $2,289,817.46

     14.  The aggregate amount payable to Investor
          Certificateholders on the succeeding
          Distribution Date in respect of principal is equal to for:

          Series 1993-F . . . . . . . . . . . . . .               $58,333,333.33
          Series 1993-H . . . . . . . . . . . . . .               $58,333,333.33
          Series 1994-J . . . . . . . . . . . . . .                        $0.00
          Series 1994-K . . . . . . . . . . . . . .                        $0.00
          Series 1994-L . . . . . . . . . . . . . .                        $0.00
          Series 1995-M . . . . . . . . . . . . . .                        $0.00
          Series 1995-N . . . . . . . . . . . . . .                        $0.00
          Series 1995-O . . . . . . . . . . . . . .                        $0.00
          Series 1995-P . . . . . . . . . . . . . .                        $0.00
          Series 1996-Q . . . . . . . . . . . . . .                        $0.00
          Series 1996-R . . . . . . . . . . . . . .                        $0.00
          Series 1996-S . . . . . . . . . . . . . .                        $0.00
          Series 1997-T . . . . . . . . . . . . . .                        $0.00
          Series 1997-U . . . . . . . . . . . . . .                        $0.00

                                   10 of 85

     15.  The excess, if any, of the First Chicago Amount
          over the Aggregate Principal Receivables
          required to be maintained pursuant to the
          Agreement . . . . . . . . . . . . . . . . . . .     $6,943,370,410.55

     16.  The First Chicago Amount for the Due
          Period divided by Aggregate Principal
          Receivables for the Due Period. . . . . . . . .                47.630%

     17.  The Minimum First Chicago Interest
          Percentage. . . . . . . . . . . . . . . . . . .                 7.000%

     18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

     19.  As of the date hereof, to the best
          knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing except as follows: None.

     20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

     21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

     22. During the preceding calendar month, the number of newly - originated Accounts was 72,473.

          IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                  FCC NATIONAL BANK
                                     as Servicer


                                  By: /s/ James A. Harwood
                                     ----------------------------------
                                              Servicing Officer

                                  By: /s/ Charlotte Drevant
                                     ----------------------------------
                                              Servicing Officer

                                   11 of 85

                                                                     EXHIBIT 28B

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-F
                                 June 5, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-F Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Series 1993-F Certificateholders on the
          Payment Date per $1,000 interest. . . .           $86.341

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Series 1993-F Certificates,
          per $1,000 interest . . . . . . . . . .           $83.333


     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1993-F Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .            $3.008

                                   12 of 85

                                                                        05/29/98
                                                                        07:21:59

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.       $484,459,424.44

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1993-F  Certificates. . . . .       $181,031,521.67

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Series 1993-F
          Certificates, per $1,000 interest. . . .              $258.616

     d.   Excess Principal Collections allocated in
          respect of the Series 1993-F Certificates,
          if any. . . . . . . . . . . . . . . . . .                $0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).   $15,557,656,129.55

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1993-F
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .        $408,333,333.35

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1993-F  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                  2.625%

     d.   The Invested Percentage with respect
          to Principal Receivables for the
          Series 1993-F  Certificates for the
          Due Period with respect to the
          current Distribution Date . . . . . . .                  4.499%

     e.   The Pre-Allocated Invested Amount for
          the Due period with respect to the
          current Distribution Date . . . . . . .                  $0.00

                             13 of 85

                                                                        05/29/98
                                                                        07:21:59

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . .            $740,120,065.24


     4.   Investor Default Amount.
          ------------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1993-F
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .              $2,983,071.61


     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . .                   $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1993-F  Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. .                    $0.00


     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . .              $170,138.89

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .              $544,444.44

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                    $0.00

                                   14 of 85

                                                                        05/29/98
                                                                        07:21:59

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .            $53,083,333.34

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1993-F
          Certificates as of such Due Period . . .                13.000%


C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .        50.00000000%


D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . .                  $0.00


                              FCC NATIONAL BANK,
                                   Servicer


                              By /s/ James A. Harwood
                                 --------------------

                              Title:  Vice President


                                   15 of 85

                                                                     EXHIBIT 28C

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-H
                                 June 5, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-H Supplement dated as of August 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     -------------------------------------------------------

     1.   The total amount of the distribution to
          Series 1993-H Certificateholders on the
          Payment Date per $1,000 interest. . . .                        $87.136

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Series 1993-H Certificates,
          per $1,000 interest . . . . . . . . . .                        $83.333

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1993-H Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                         $3.802

                                   16 of 85

                                                                        05/29/98
                                                                        07:25:23

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.               $484,459,424.44

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1993-H  Certificates. . . . .               $183,096,571.10

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Series 1993-H
          Certificates, per $1,000 interest. . . .                      $261.567

     d.   Excess Principal Collections allocated in
          respect of the Series 1993-H Certificates,
          if any. . . . . . . . . . . . . . . . . .                        $0.00

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)            $15,557,656,129.55

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1993-H
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                $525,000,000.01

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1993-H  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                         3.375%

     d.   The Invested Percentage with respect
          to Principal Receivables for the
          Series 1993-H  Certificates for the
          Due Period with respect to the
          current Distribution Date . . . . . . .                         4.499%

     e.   The Pre-Allocated Invested Amount for
          the Due period with respect to the
          current Distribution Date . . . . . . .                          $0.00

                                   17 of 85

                                                                        05/29/98
                                                                        07:25:23

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . .                      $740,120,065.24

     4.   Investor Default Amount.
          -----------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1993-H
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .                        $3,835,377.77

     5.   Investor Charge-Offs.
          --------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . .                             $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1993-H  Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. .                              $0.00

     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . .                        $328,125.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .                        $546,875.00

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                              $0.00

                                   18 of 85

                                                                        05/29/98
                                                                        07:25:23

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .                   $68,250,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1993-H
          Certificates as of such Due Period . . .                       13.000%


C.   The Pool Factor.
     ---------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .               66.66666667%


D.   Deficit Controlled Amortization Amount.
     --------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . . .                       $0.00


                          FCC NATIONAL BANK,
                          Servicer

                          By /s/ James A. Harwood
                            ----------------------

                          Title: Vice President

                                   19 of 85

                                                                     EXHIBIT 28D

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-J
                                 June 5, 1998

              ---------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1000 Original Principal Amount).
    --------------------------------------------------------

    1.  The total amount of the distribution to
        Series 1994-J Certificateholders on the
        Payment Date per $1,000 interest. . . .                          $5.087

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1994-J Certificates,
        per $1,000 interest . . . . . . . . . .                          $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994-J Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                          $5.087

                                   20 of 85

                                                                        05/28/98
                                                                        16:12:24

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series..             $484,459,424.44

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1994-J Certificates. . . . . .               $8,339,795.28

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Series 1994-J
          Certificates, per $1,000 interest . . . .                     $16.680

     d.   Excess Finance Charge Collections allocated
          in respect of the Series 1994-J Certificates,
          if any. . . . . . . . . . . . . . . . . .                       $0.00

     e.   Excess Principal Collections allocated in
          respect of the Series 1994-J Certificates,
          if any. . . . . . . . . . . . . . . . . .                       $0.00


     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).          $15,557,656,129.55

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1994-J
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . . .             $500,000,000.00

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1994-J Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . .                       3.214%

     d.   The Invested Percentage with respect to
          Principal Receivables for the Series 1994-J
          Certificates for the Due Period with respect
          to the current Distribution Date . . . .                        3.214%

                                   21 of 85

                                                                        05/28/98
                                                                        16:12:24

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . .                   $740,120,065.24


     4.   Investor Default Amount.
          -----------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1994-J
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . .                     $3,652,740.74


     5.   Investor Charge-Offs.
          --------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . .                            $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994-J Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. .                             $0.00


     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . .                       $312,500.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .                       $520,833.33


     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                             $0.00

                                   22 of 85

                                                                        05/28/98
                                                                        16:12:24

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . . . . . .           $65,000,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994-J
          Certificates as of such Due Period . . . . .                   13.000%


C.   The Pool Factor.
     ---------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor. . .             100.00000000%


D.   Deficit Controlled Amortization Amount.
     --------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . . . .                     $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By  /s/ James A. Harwood
                                         ----------------------

                                      Title:     Vice President

                                   23 of 85

                                                                     EXHIBIT 28E

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-K
                                 June 5, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-K Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution (Stated on the Basis of
     ----------------------------------------------------------------------
     $1000 Original Principal Amount).
     ---------------------------------

     1.   The total amount of the distribution to
          Series 1994-K Certificateholders on the
          Payment Date per $1,000 interest. . . . . .                    $5.059

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Series 1994-K Certificates,
          per $1,000 interest . . . . . . . . . . . .                    $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1994-K Certificates, per $1,000
          interest. . . . . . . . . . . . . . . . . .                    $5.059

                            24 of 85

                                                                        05/29/98
                                                                        08:05:30

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.              $484,459,424.44

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1994-K  Certificates. . . . .                $8,339,795.28

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Series 1994-K
          Certificates, per $1,000 interest. . . .                      $16.680

     d.   Excess Finance Charge Collections allocated
          in respect of the Series 1994-K Certificates,
          if any . . . . . . . . . . . . . . . . .                        $0.00

     e.   Excess Principal Collections allocated in
          respect of the Series 1994-K Certificates,
          if any . . . . . . . . . . . . . . . . .                        $0.00

     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all
          Series). . . . . . . . . . . . . . . . .           $15,557,656,129.55

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1994-K
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date. . . . . . . . . . . .              $500,000,000.00

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1994-K  Certificates for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .                        3.214%

     d.   The Invested Percentage with respect to
          Principal Receivables for the Series 1994-K
          Certificates for the Due Period with respect
          to the current Distribution Date . . . .                        3.214%

                                   25 of 85

                                                                        05/29/98
                                                                        08:05:30

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . .                     $740,120,065.24

     4.   Investor Default Amount.
          ------------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1994-K
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .                       $3,652,740.74

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . .                              $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994-K  Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date.                               $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . .                         $312,500.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . .                         $520,833.33

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . .                               $0.00

                                   26 of 85

                                                                        05/29/98
                                                                        08:05:30

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .                   $72,500,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994-K
          Certificates as of such Due Period . . .                       14.500%

C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .              100.00000000%

D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . .                           $0.00


                                        FCC NATIONAL BANK,
                                        Servicer


                                        By   /s/ James A. Harwood
                                             -----------------------------------

                                        Title:     Vice President

                                   27 of 85

                                                                     EXHIBIT 28F

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-L
                                 June 5, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-L Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     -------------------------------------------------------

     1.  The total amount of the distribution to
         Series 1994-L Certificateholders on the
         Payment Date per $1,000 interest. . . .            $5.958

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Series 1994-L Certificates,
         per $1,000 interest . . . . . . . . . .            $0.000

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Series 1994-L Certificates, per $1,000
         interest. . . . . . . . . . . . . . . .            $5.958

                                   28 of 85

                                                                        05/29/98
                                                                        07:28:22

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.  Collections of Receivables.
         --------------------------

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series.       $484,459,424.44

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1994-L  Certificates. . . . .         $8,339,795.28

     c.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Series 1994-L
         Certificates, per $1,000 interest. . . .               $16.680

     d.  Excess Finance Charge Collections allocated
         in respect of the Series 1994-L Certificates,
         if any. . . . . . . . . . . . . . . . . .                $0.00

     e.  Excess Principal Collections allocated in
         respect of the Series 1994-L Certificates,
         if any. . . . . . . . . . . . . . . . . .                $0.00


     2.  Receivables in Trust.
         --------------------

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series).   $15,557,656,129.55

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1994-L
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date . . . . . . . . . . .        $500,000,000.00

     c.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1994-L  Certificates for the Due
         Period with respect to the current
         Distribution Date . . . . . . . . . . .                  3.214%

     d.  The Invested Percentage with respect to
         Principal Receivables for the Series 1994-L
         Certificates for the Due Period with respect
         to the current Distribution Date . . . . .               3.214%

                                   29 of 85

                                                                        05/29/98
                                                                        07:28:22

     3.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date. . . . . . . . . . . . . . .            $740,120,065.24


     4.  Investor Default Amount.
         -----------------------

         The aggregate amount of all Defaulted
         Receivables written off as uncollectible
         during the Due Period with respect
         to the current Distribution Date
         allocable to the Series 1994-L
         Certificates (the "Investor Default
         Amount"). . . . . . . . . . . . .              $3,652,740.74


     5.  Investor Charge-Offs.
         --------------------

     a.  The amount of the Investor Charge-Offs
         per $1,000 interest after reimbursement
         of any such Investor Charge-Offs for the
         Due Period with respect to the current
         Distribution Date . . . . . . . . .                   $0.000

     b.  The amount attributable to Investor Charge-Offs,
         if any, by which the principal balance of
         the Series 1994-L  Certificates exceeds
         the Invested Amount as of the end of the
         day on the Record Date with respect
         to the current Distribution Date. .                    $0.00


     6.  Monthly Servicing Fee.
         ---------------------

     a.  The amount of the Monthly Servicing Fee
         payable from Available Funds by the
         Trust to the Servicer with respect to
         the current Distribution Date . . .              $312,500.00

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current
         Distribution Date . . . . . . . . .              $520,833.33


     7.  Available Cash Collateral Amount.
         --------------------------------

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount") . . . . .                    $0.00

                                   30 of 85

                                                                        05/29/98
                                                                        07:28:22

     b.  The amount available to be withdrawn from
         the Cash Collateral Account (the "Available
         Cash Collateral Amount") as of the end
         of the day on the current Distribution
         Date, after giving effect to all
         withdrawals, deposits and payments to be
         made in respect of the preceding Due
         Period . . . . . . . . . . . . . . .           $57,500,000.00

     c.  The Available Cash Collateral Amount
         as computed in 7.b. as a percentage of the
         Invested Amount of the Series 1994-L
         Certificates as of such Due Period . . .               11.500%


C.   The Pool Factor.
     ---------------

         The Pool Factor (which represents the ratio
         of the Invested Amount on the last day
         of the month ending on the Record Date
         adjusted for Investor Charge-Offs set forth
         in B.5.a. above and for the distributions of
         principal set forth in A.2 above to the
         Initial Invested Amount).  The amount of a
         Certificateholder's pro rata share of the
         Invested Amount can be determined by multi-
         plying the original denomination of the
         holder's Certificate by the Pool Factor . .      100.00000000%


D.   Deficit Controlled Amortization Amount.
     --------------------------------------

     1.  The Deficit Controlled Amortization Amount
         for the preceding Due Period. . . . . .                 $0.00


                              FCC NATIONAL BANK,
                              Servicer



                              By:    /s/ James A. Harwood
                                     --------------------------

                              Title: Vice President

                                   31 of 85

                                                                     EXHIBIT 28G

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-M
                                 June 5, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     --------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                     $5.077

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . .                     $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                     $5.077

                                   32 of 85

                                                                        06/02/98
                                                                        07:41:11


B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series. . .         $484,459,424.44

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995-M  Certificates. . . . . . .           $9,531,194.57

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . .           $8,339,795.26

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . . . .                 $16.680

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . . . .           $2,982,647.78

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . . . .                   $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995-M Certificates, if any . . . . .                   $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1995-M Certificates, if any . . . . .                   $0.00


     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series) . .      $15,557,656,129.55

                                   33 of 85

                                                                        05/29/98
                                                                        07:31:23

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995-M
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .           $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .           $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995-M  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                     3.673%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995-M
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                     3.673%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                    87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                    87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                    12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                    12.500%


     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .           $740,120,065.24

                                   34 of 85

                                                                        05/29/98
                                                                        07:31:23
     4.   Investor Default Amount.
          -----------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1995-M
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .             $4,174,560.84

     b.   The Class A Investor Default Amount. .              $3,652,740.74

     c.   The Collateral Investor Default Amount.               $521,820.10


     5.   Investor Charge-Offs.
          --------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                      $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                     $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                      $0.00


     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                $357,142.86

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                $595,238.10

                                   35 of 85

                                                                        05/29/98
                                                                        07:31:26

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount"). . . . . . . . . . .              $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash
          Collateral Amount" for the next
          Distribution Date) . . . . . . . . . . . . . .      $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all
          reductions thereof on the current
          Distribution Date. . . . . . . . . . . . . . .              1.143%


     8.   Collateral Invested Amount.
          ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date. . . . . . . . . . .     $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date. . . . . . . . . . . . . . .     $71,428,572.00


     9.   Total Enhancement.
          ------------------

     a.   The total Enhancement for the current
          Distribution Date. . . . . . . . . . . . . . .     $77,142,858.00

     b.   The total Enhancement after giving effect
          to all withdrawals, deposits and payments
          on the current Distribution Date . . . . . . .     $77,142,858.00

                                   36 of 85

                                                                        05/29/98
                                                                        07:31:26
C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor . . . . . . . . . . . . . . . . . . . . . .   100.00000000%


D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period . . . . . . . . . . .          $0.00


                         FCC NATIONAL BANK,
                         Servicer



                         By   /s/ James A. Harwood
                              ---------------------------

                         Title:     Vice President

                                   37 of 85

                                                                     EXHIBIT 28H

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-N
                                 June 5, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-N Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     --------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                        $5.008

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . .                        $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                        $5.008

                                   38 of 85

                                                                        06/02/98
                                                                        07:42:03

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series. .            $484,459,424.44

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995-N Certificates . . . . . .              $9,531,194.57

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . .              $8,339,795.26

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . . .                    $16.680

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . . .              $3,017,092.22

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . . .                      $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995-N Certificates, if any . . . .                      $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1995-N Certificates, if any . . . .                      $0.00


     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series) .         $15,557,656,129.55

                                   39 of 85

                                                                        05/29/98
                                                                        07:33:47
     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995-N
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .               $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .               $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995-N Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                         3.673%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995-N
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                         3.673%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%


     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .               $740,120,065.24

                                   40 of 85

                                                                        05/29/98
                                                                        07:33:47

     4.   Investor Default Amount.
          -----------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1995-N
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .                 $4,174,560.84

     b.   The Class A Investor Default Amount . .                 $3,652,740.74

     c.   The Collateral Investor Default Amount.                   $521,820.10


     5.   Investor Charge-Offs.
          --------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00


     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                   $357,142.86

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                   $595,238.10

                                   41 of 85

                                                                        05/29/98
                                                                        07:33:50

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount"). . . . . .                        $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date). . .                $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date. . . . . . . . . . . .                        1.143%


     8.   Collateral Invested Amount.
          --------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date. . . . . .               $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date. . . . . . . . . .               $71,428,572.00


     9.   Total Enhancement.
          -----------------

     a.   The total Enhancement for the current
          Distribution Date. . . . . . . . . .               $77,142,858.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date . . . . . . . . . . . . . . . .               $77,142,858.00

                                   42 of 85

C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2. above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . . . .              $0.00


                              FCC NATIONAL BANK,
                              Servicer


                              By /s/ James A. Harwood
                                 -----------------------

                              Title:   Vice President


                                   43 of 85

                                                                     EXHIBIT 28I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-O
                                 June 5, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     -------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                       $5.069

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . .                       $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                       $5.069

                                   44 of 85

                                                                        05/29/98
                                                                        07:38:17

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.              $484,459,424.44

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995-O  Certificates. . . . .                $9,531,194.57

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates .                $8,339,795.26

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . .                      $16.680

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .                $2,986,953.33

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . .                        $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995-O Certificates, if any . . .                        $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1995-O Certificates, if any . . .                        $0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).          $15,557,656,129.55

                                   45 of 85

                                                                        05/29/98
                                                                        07:38:17

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995-O
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .               $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .               $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995-O  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                         3.673%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995-O
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                         3.673%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%


     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .               $740,120,065.24

                                   46 of 85

                                                                        05/29/98
                                                                        07:38:17

     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1995-O
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .                 $4,174,560.84

     b.   The Class A Investor Default Amount. .                  $3,652,740.74

     c.   The Collateral Investor Default Amount.                   $521,820.10


     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                          $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                          $0.00


     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                    $357,142.86

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                    $595,238.10

                                   47 of 85

                                                                        05/29/98
                                                                        07:38:20
     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . . . . . . . .             $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash
          Collateral Amount" for the next Distribution
          Date) . . . . . . . . . . . . . . . . . . . . .     $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all
          reductions thereof on the current
          Distribution Date . . . . . . . . . . . . . . .             1.143%


     8.   Collateral Invested Amount.
          ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date . . . . . . . . . . .    $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date . . . . . . . . . . . . . . .    $71,428,572.00


     9.   Total Enhancement.
          ------------------

     a.   The total Enhancement for the current
          Distribution Date . . . . . . . . . . . . . . .    $77,142,858.00

     b.   The total Enhancement after giving effect
          to all withdrawals, deposits and payments
          on the current Distribution Date. . . . . . . .    $77,142,858.00

                                   48 of 85

                                                                        05/29/98
                                                                        07:38:20
C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor  . . . . . . . . . . . . . . . . . . . . . .    100.00000000%


D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . . . . . . . .           $0.00


                                   FCC NATIONAL BANK,
                                   Servicer


                                   By   /s/ James A. Harwood
                                        --------------------------

                                   Title:    Vice President

                                   49 of 85

                                                                     EXHIBIT 28J

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1995-P
                                 June 5, 1998

              ----------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-P Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     --------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                         $5.026

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . .                         $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                         $5.026

                                   50 of 85

                                                                        06/02/98
                                                                        07:48:13

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series. .             $484,459,424.44

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995-P  Certificates. . . . . .               $9,531,194.57

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . .               $8,339,795.26

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . . .                     $16.680

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . . .               $3,008,481.11

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . . .                       $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995-P Certificates, if any . . . .                       $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1995-P Certificates, if any . . . .                       $0.00


     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series) .          $15,557,656,129.55

                                   51 of 85

                                                                        05/29/98
                                                                        07:40:45

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995-P
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .               $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .               $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995-P  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                         3.673%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995-P
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                         3.673%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%


     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .               $740,120,065.24

                                   52 of 85

                                                                        05/29/98
                                                                        07:40:45

     4.   Investor Default Amount.
          -----------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1995-P
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .                  $4,174,560.84

     b.   The Class A Investor Default Amount. ..                  $3,652,740.74

     c.   The Collateral Investor Default Amount.                    $521,820.10

     5.   Investor Charge-Offs.
          --------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                           $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                          $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                           $0.00

     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                     $357,142.86

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                     $595,238.10

                                   53 of 85

                                                                        05/29/98
                                                                        07:40:48

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount"). . . . . .                            $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date). . .                    $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date. . . . . . . . . . . .                            1.143%


     8.   Collateral Invested Amount.
          ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date. . . . . .                   $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date. . . . . . . . . .                   $71,428,572.00


     9.   Total Enhancement.
          ------------------

     a.   The total Enhancement for the current
          Distribution Date. . . . . . . . . .                   $77,142,858.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date . . . . . . . . . . . . . . . .                   $77,142,858.00

                                   54 of 85

                                                                        05/29/98
                                                                        07:40:48

C.  The Pool Factor.
    ---------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor. . . . . . . . . . . . . . . . . . . .       100.00000000%


D.  Deficit Controlled Amortization Amount.
    ---------------------------------------

    1.   The Deficit Controlled Amortization Amount
         for the preceding Due Period . . . . . . . . .              $0.00

                              FCC NATIONAL BANK,
                              Servicer

                              By /s/ James A. Harwood
                                 ----------------------

                              Title:  Vice President

                                   55 of 85

                                                                     EXHIBIT 28K

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-Q
                                 June 5, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-Q Supplement dated as of September 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution (Stated on the Basis of
     ----------------------------------------------------------------------
     $1000 Original Principal Amount).
     ---------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                        $4.983

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . .                        $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                        $4.983

                                   56 of 85

                                                                        05/29/98
                                                                        07:49:55

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.              $484,459,424.44

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1996-Q  Certificates. . . . .               $17,156,150.25

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . .           $15,011,631.48

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . .                      $16.680

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .                $5,454,016.02

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . .                        $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1996-Q Certificates, if any . . .                        $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1996-Q Certificates, if any . . .                        $0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).          $15,557,656,129.55

                                   57 of 85

                                                                        05/29/98
                                                                        07:49:55

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1996-Q
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .             $1,028,571,429.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .               $900,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1996-Q  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                         6.611%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1996-Q
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                         6.611%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%


     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .               $740,120,065.24

                                   58 of 85

                                                                        05/29/98
                                                                        07:49:55

     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1996-Q
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .                 $7,514,209.52

     b.   The Class A Investor Default Amount. .                  $6,574,933.34

     c.   The Collateral Investor Default Amount.                   $939,276.18


     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                          $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                          $0.00


     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                    $642,857.14

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                  $1,071,428.57

                                   59 of 85

                                                                        05/29/98
                                                                        07:49:58
     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . . . . . . . .             $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash
          Collateral Amount" for the next Distribution
          Date) . . . . . . . . . . . . . . . . . . . . .    $10,285,714.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all
          reductions thereof on the current
          Distribution Date . . . . . . . . . . . . . . .             1.143%


     8.   Collateral Invested Amount.
          ---------------------------

     a.   The Collateral Invested Amount for the
          current Distribution Date . . . . . . . . . . .   $128,571,429.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date . . . . . . . . . . . . . . .   $128,571,429.00


     9.   Total Enhancement.
          ------------------

     a.   The total Enhancement for the current
          Distribution Date . . . . . . . . . . . . . . .   $138,857,143.00

     b.   The total Enhancement after giving effect
          to all withdrawals, deposits and payments
          on the current Distribution Date. . . . . . . .   $138,857,143.00

                                   60 of 85

                                                                        05/29/98
                                                                        07:49:58
C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor . . . . . . . . . . . . . . . . . . . . . .    100.00000000%


D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period . . . . . . . . . . .           $0.00


                                   FCC NATIONAL BANK,
                                   Servicer


                                   By   /s/ James A. Harwood
                                        --------------------------

                                   Title:    Vice President

                                   61 of 85

                                                                     EXHIBIT 28L

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-R
                                 June 5, 1998

              ---------------------------------------------------


        Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-R Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    ----------------------------------------------
    (Stated on the Basis of $1000 Original Principal Amount).
    --------------------------------------------------------

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .                  $4.931

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . .                  $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                  $4.931

                                   62 of 85

                                                                   05/29/98
                                                                   07:54:48

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Collections of Receivables.
        ---------------------------

        a.  The aggregate amount of Collections of
            Receivables processed for the Due Period
            with respect to the current Distribution
            Date which were allocated in respect of
            the Investor Certificates of all Series. .     $484,459,424.44

        b.  The aggregate amount of Collections of
            Receivables processed for the Due Period
            with respect to the current Distribution
            Date which were allocated in respect of
            the Series 1996-R  Certificates. . . . . .     $  7,624,955.69

        c.  The aggregate amount of Collections
            of Receivables processed for the Due
            Period with respect to the current
            Distribution Date which were allocated
            in respect of the Class A Certificates . .     $  6,671,836.21

        d.  The amount of Collections of Receivables
            processed for the Due Period with respect
            to the current Distribution Date which were
            allocated in respect of Class A
            Certificates, per $1,000 interest. . . . .             $16.680

        e.  The amount of Excess Spread for the Due
            Period with respect to the current
            Distribution Date. . . . . . . . . . . . .       $2,444,673.81

        f.  The amount of Reallocated Principal
            Collections for the Due Period with
            respect to the current Distribution
            Date allocated in respect of the
            Class A Certificates . . . . . . . . . . .               $0.00

        g.  The amount of Excess Finance Charge
            Collections allocated in respect of the
            Series 1996-R Certificates, if any . . . .               $0.00

        h.  The amount of Excess Principal Collections
            allocated in respect of the
            Series 1996-R Certificates, if any . . . .               $0.00


        2.  Receivables in Trust.
            ---------------------

        a.  Aggregate Principal Receivables for the
            Due Period with respect to the current
            Distribution Date (which reflects the
            Principal Receivables represented by the
            Exchangeable Seller's Certificate and by
            the Investor Certificates of all Series) .  $15,557,656,129.55

     b.  The amount of Principal Receivables in                      05/29/98
         the Trust represented by the Series 1996-R                  07:54:48
         Certificates (the "Invested Amount") for the
         Due Period with respect to the current
         Distribution Date . . . . . . . . . . .        $457,142,858.00

     c.  The amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date . . . . . . .        $400,000,000.00

     d.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1996-R  Certificates for the Due
         Period with respect to the current
         Distribution Date . . . . . . . . . . .                  2.938%

     e.  The Invested Percentage with respect to
         Principal Receivables for the Series 1996-R
         Certificates for the Due Period with respect
         to the current Distribution Date. . . .                  2.938%

     f.  The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date . . . . . . . . . . .                 87.500%

     g.  The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date . . . . . . . . . . .                 87.500%

     h.  The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date . . . . . . . . . . .                 12.500%

     i.  The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date . . . . . . . . . . .                 12.500%


     3.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date. . . . . . . . . . . . . . . . . .        $740,120,065.24

                                   64 of 85

     4.  Investor Default Amount.
         ------------------------                                       05/29/98
                                                                        07:54:48
     a.  The aggregate amount of all Defaulted
         Receivables written off as uncollectible
         during the Due Period with respect
         to the current Distribution Date
         allocable to the Series 1996-R
         Certificates (the "Investor Default
         Amount"). . . . . . . . . . . . . . . .          $3,339,648.69

     b.  The Class A Investor Default Amount. .           $2,922,192.59

     c.  The Collateral Investor Default Amount.            $417,456.10


     5.  Investor Charge-Offs.
         ---------------------

     a.  The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date . . . . . . . . . . . . . . . . .                   $0.00

     b.  The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . .                  $0.00

     c.  The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date . . . . . . . . . . . . . . . . .                   $0.00


     6.  Monthly Servicing Fee.
         ----------------------

     a.  The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date . . . . . . . . . . . . . . . . .             $285,714.29

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date . . . . . . . . . . . . . . . . .             $476,190.48

                                   65 of 85

                                                                        05/29/98
                                                                        07:54:51

7.   Available Cash Collateral Amount.
     ---------------------------------

a.   The amount, if any, withdrawn
     from the Cash Collateral Account
     for the current Distribution Date
     (the "Withdrawal Amount"). . . . . .               $0.00

b.   The amount available to be withdrawn from
     the Cash Collateral Account as of the
     end of the day on the current Distribution
     Date, after giving effect to all with-
     drawals, deposits and payments to be
     made on such Distribution Date (the
     "Available Cash Collateral Amount"
     for the next Distribution Date). . .       $4,571.429.00

c.   The amount as computed in 7.b as a
     percentage of the Class A Invested Amount
     after giving effect to all reductions
     thereof on the current Distribution
     Date . . . . . . . . . . . . . . . .               1.143%


8.   Collateral Invested Amount.
     ---------------------------

a.   The Collateral Invested Amount for
     the current Distribution Date. . . .      $57,142,858.00

b.   The Collateral Invested Amount after
     giving effect to all withdrawals,
     deposits and payments on the current
     Distribution Date. . . . . . . . . .      $57,142,858.00


9.   Total Enhancement.
     ------------------

a.   The total Enhancement for the current
     Distribution Date. . . . . . . . . .      $61,714,287.00

b.   The total Enhancement after giving
     effect to all withdrawals, deposits and
     payments on the current Distribution
     Date . . . . . . . . . . . . . . . .      $61,714,287.00

                                   66 of 85

                                                                  05/29/98
                                                                  07:54:51

C. The Pool Factor.
   ----------------

       The Pool Factor (which represents
       the ratio of the Class A Invested
       Amount on the last day of the month
       ending on the Record Date adjusted
       for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the
       distributions of principal set forth
       in A.2 above to the Class A Initial
       Invested Amount). The amount of a
       Class A Certificateholder's pro rata
       share of the Class A Invested Amount
       can be determined by multiplying the
       original denomination of the holder's
       Class A Certificate by the Pool
       Factor . . . . . . . . . . . . . . . .    100.00000000%


D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1.  The Deficit Controlled Amortization Amount
       for the preceding Due Period . . . . .           $0.00



                       FCC NATIONAL BANK,
                       Servicer

                       By /s/ James A. Harwood
                         --------------------------

                       Title:    Vice President

                                   67 of 85

                                                                     EXHIBIT 28M

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1996-S
                                     June 5, 1998

               ---------------------------------------------------


         Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-S Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.  The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest. . . .                $4.978

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Class A Certificates,
         per $1,000 interest . . . . . . . . . .                $0.000

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000
         interest. . . . . . . . . . . . . . . .                $4.978

                                   68 of 85

                                                                        05/29/98
                                                                        07:56:48

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.       $484,459,424.44

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1996-S  Certificates. . . . .        $13,343,672.42

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . .    $11,675,713.38


     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . .               $16.680

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .         $4,245,026.35

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . .                 $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1996-S Certificates, if any . . .                 $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1996-S Certificates, if any . . .                 $0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).   $15,557,656,129.55

                                   69 of 85

                                                                        05/29/98
                                                                        07:56:48

     b.   The amount of Principal Receivables in
          the represented by the Series 1996-S
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .        $800,000,000.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amou
          for the Due Period with respect to the
          current Distribution Date . . . . . . .        $700,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1996-S  Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                  5.142%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1996-S
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                  5.142%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                 87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                 87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                 12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                 12.500%


     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distributi
          Date. . . . . . . . . . . . . . . . . .        $740,120,065.24

                                   70 of 85

                                                                        05/29/98
                                                                        07:56:48

     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1996-S
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .                $5,844,385.18

     b.   The class A Investor Default Amount. .           $5,113,837.04

     c.   The Collateral Investor Default Amount.            $730,548.14


     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                   $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                  $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                   $0.00


     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .             $500,000.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .             $833,333.33

                                   71 of 85

                                                                        05/29/98
                                                                        07:56:51

7.   Avalible Cash Collecteral Amount.
     ---------------------------------

a.   The amount, if any, withdrawn
     from the Cash Collateral Account
     for the current Distribution Date
     (the "Withdrawal Amount") . . . . .                          $0.00

b.   The amount available to be withdrawn from
     the Cash Collateral Account as of the
     end of the day on the current Distribution
     Date, after giving effect to all with-
     drawals, deposits and payments to be
     made on such Distribution Date (the
     "Available Cash Collateral Amount"
     for the next Distribution Date) . . .                $8,000,000.00

c.   The amount as computed in 7.b as a
     percentage of the Class A Invested
     Amount after giving effect to all re-
     ductions thereof on the current Dist-
     ribution Date . . . . . . . . . . . .                        1.143%


8.   Collateral Invested Amount.
     ---------------------------

a.   The Collateral Invested Amount for the
     current Distribution Date . . . . . .              $100,000,000.00

b.   The Collateral Invested Amount after
     giving effect to all withdrawals,
     deposits and payments on the current
     Distribution Date . . . . . . . . . .              $100,000,000.00


9.   Total Enhancement.
     ------------------

a.   The total Enhancement for the current
     Distribution Date . . . . . . . . . . .            $108,000,000.00

b.   The total Enhancement after giving ef-
     fect to all withdrawals, deposits and
     payments on the current Distribution
     Date . . . . . . . . . . . . . . . . .             $108,000,000.00


                                   72 of 85

C. The Pool Factor.
   ----------------

      The Pool Factor (which represents the ratio
      of the Class A invested Amount on the last
      day of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs set
      forth in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Class A Initial Invested Amount). The amount
      of a Class A Certificateholder's pro rata share
      of the Class A Invested Amount can be determined
      by multiplying the original denomination of the
      holder's Class A Certificate by the Pool Factor . .      100.00000000%


D. Deficit Controlled Amortization Amount.
   ---------------------------------------

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period. . . . . . . . . . . .             $0.00


                              FCC NATIONAL BANK,
                              Servicer

                              By  /s/ James A. Harwood
                                 ---------------------

                              Title:  Vice President

                                   73 of 85

                                                                     EXHIBIT 28N

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1997-T
                                 June 5, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-T Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
      ------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                   $4.931

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . .                   $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                   $4.931

                                    74 of 85

                                                                        06/01/98
                                                                        08:59:14


B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series. . .        $484,459,424.44

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1997-T  Certificates. . . . . . .         $11,437,433.50

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . .         $10,007,754.32

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . . . .                $16.680

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . . . .          $3,667,010.68

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . . . .                  $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1997-T Certificates, if any . . . . .                  $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1997-T Certificates, if any . . . . .                  $0.00


     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series) . .     $15,557,656,129.55

                                    75 of 85

                                                                        05/29/98
                                                                        07:59:49


     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1997-T
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date. . . . . . . . . . . .            $685,714,286.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested Amount")
          for the Due Period with respect to the
          current Distribution Date. . . . . . . .            $600,000,000.00

     d.   The Invested Amount for the Due Period
          with respect to the current Dist-
          tribution Date . . . . . . . . . . . . .            $685,714,286.00

     e.   The Class A Invested Amount for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .
                                                              $600,000,000.00
     f.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1997-T  Certificates for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .                      4.408%

     g.   The Invested Percentage with respect to
          Principal Receivables for the Series 1997-T
          Certificates for the Due Period with respect
          to the current Distribution Date . . . .                      4.408%

     h.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date. . . . . . . . . . . .                     87.500%

     i.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date. . . . . . . . . . . .                     87.500%

     j.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date. . . . . . . . . . . .                     12.500%

     k.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date. . . . . . . . . . . .                     12.500%


     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date . . . . . . . . . . . . . . . . . .            $740,120,065.24

                                    76 of 85

                                                                        05/29/98
                                                                        07:59:49

     4.   Investor Default Amount.
          -----------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1997-T
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .           $5,009,473.01

     b.   The Class A Investor Default Amount . .           $4,383,288.89

     c.   The Collateral Investor Default Amount.             $626,184.12


     5.   Investor Charge-Offs.
          --------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                   $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                   $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                   $0.00


     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .             $428,571.43

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .             $714,285.71

                                    77 of 85

                                                                        05/29/98
                                                                        07:59:52

7.  Available Cash Collateral Amount.
    ---------------------------------

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount"). . . . . .               $0.00

b.  The amount available to be withdrawn
    from the Cash Collateral Account as of
    the end of the day on the current
    Distribution Date, after giving effect
    to all withdrawals, deposits and payments
    to be made on such Distribution Date
    (the "Available Cash Collateral Amount"
    for the next Distribution Date). . .       $6,857,143.00

c.  The amount as computed in 7.b as a
    percentage of the Class A Adjusted
    Invested Amount after giving effect to
    all reductions thereof on the current
    Distribution Date. . . . . . . . . .               1.143%


8.  Collateral Invested Amount.
    ---------------------------

a.  The Collateral Invested Amount for
    the current Distribution Date. . . .      $85,714,286.00

b.  The Collateral Invested Amount after
    giving effect to all withdrawals,
    deposits and payments on the current
    Distribution Date. . . . . . . . . .      $85,714,286.00


9.  Total Enhancement.
    ------------------

a.  The total Enhancement for the current
    Distribution Date. . . . . . . . . .      $92,571,429.00

b.  The total Enhancement after giving
    effect to all withdrawals, deposits
    and payments on the current
    Distribution Date. . . . . . . . . .      $92,571,429.00

                                   78 of 85

c.   The Pool Factor.
     ---------------

     The Pool Factor (which represents the ratio of the
     Class A Adjusted Invested Amount on the last day of the
     month ending on the Record Date adjusted for Class A
     Investor Charge-Offs set forth in B.5.a. above and for
     the distributions of principal set forth in A.2 above
     to the Class A Initial Invested Amount). The amount of
     a Class A Certificateholder's pro rata share of the
     Class A Invested Amount can be determined by
     multiplying the original denomination of the holder's
     Class A Certificate by the Pool
     Factor. . . . . . . . . . . . . . . . . . . . . . .   100.00000000%


D.   Principal Funding Account.
     -------------------------

     1.   The Principal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as Class A
          Available Funds. . . . . . . . . . . . . . . .          $0.00

     2.   The Excess Principal Funding Investment Proceeds
          for the current Distribution Date. . . . . . .          $0.00

     3.   The Principal Funding Account Balance as of
          the end of the day on the current Distribution
          Date. . . . . . . . . . . . . . . . . . . . . .         $0.00

     4.   The Deficit Controlled Accumulation Amount for
          the preceding Due Period. . . . . . . . . . . .         $0.00


E.   Reserve Account.
     ---------------

     1.   The Reserve Draw Amount for the current
          Distribution Date. . . . . . . . . . . . . . .          $0.00

     2.   The amount on deposit in the Reserve Account
          as of the end of the day on the current
          Distribution Date (the "Available Reserve
          Account Amount" for the next Distribution Date).        $0.00


                    FCC NATIONAL BANK,
                    Servicer


                    By /s/ James A. Harwood
                      ----------------------

                    Title: Vice President

                                   79 of 85

                                                                     EXHIBIT 28O

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1997-U
                                 June 5, 1998

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-U Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the June 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     ----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     --------------------------------------------------------

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                        $4.970

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . .                        $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                        $4.970

                                   80 of 85

                                                                        05/29/98
                                                                        08:03:07

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.              $484,459,424.44

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1997-U  Certificates. . . . .                $7,624,955.69

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . .            $6,671,836.21

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . .                      $16.680

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .                $2,429,173.81

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . .                        $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1997-U Certificates, if any . . .                        $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1997-U Certificates, if any . . .                        $0.00


     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).          $15,557,656,129.55

                                   81 of 85

                                                                        05/29/98
                                                                        08:03:07

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1997-U
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .               $457,142,858.00

      c.  The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .               $400,000,000.00

     d.   The Invested Amount for the Due Period
          with respect to the current Dist-
          tribution Date . . . . . . . . . . . . .              $457,142,858.00

     e.   The Class A Invested Amount for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . . .             $400,000,000.00

     f.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1997-U Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . .                           2.938%

     g.   The Invested Percentage with respect to
          Principal Receivables for the Series 1997-U
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                         2.938%

     h.   The Class A Floating Percentage for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     i.   The Class A Principal Percentage for the
          Distribution Date . . . . . . . . . . .                        87.500%

     j.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%

     k.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%


     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .               $740,120 065.24

                                   82 of 85

                                                                        05/29/98
                                                                        08:03:07


     4.   Investor Default Amount.
          ------------------------

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1997-U
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .                 $3,339,648.69

     b.   The Class A Investor Default Amount. .                  $2,922,192.59

     c.   The Collateral Investor Default Amount.                   $417,456.10


     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                          $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Adjusted Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                          $0.00


    6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                    $285,714.29

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date . . . . . . . . . . . . . . . . .                    $476,190.48

                                   83 of 85

                                                                        05/29/98
                                                                        08:03:10


7.   Available Cash Collateral Amount.
     ---------------------------------

a.   The amount, if any, withdrawn
     from the Cash Collateral Account
     for the current Distribution Date
     (the "Withdrawal Amount"). . . . . . . . .              $0.00

b.   The amount available to be withdrawn from
     the Cash Collateral Account as of the end
     of the day on the current Distribution
     Date, after giving effect to all with-
     drawals, deposits and payments to be
     made on such Distribution Date (the
     "Available Cash Collateral Amount"
     for the next Distribution Date). . . . . .      $4,571,429.00

c.   The amount as computed in 7.b as a
     percentage of the Class A Adjusted Invested
     Amount after giving effect to all re-
     ductions thereof on the current Dist-
     ribution Date. . . . . . . . . . . . . . .              1.143%


8.   Collateral Invested Amount.
     ---------------------------

a.   The Collateral Invested Amount of the
     current Distribution Date. . . . . . . . .     $57,142,858.00

b.   The Collateral Invested Amount after
     giving effect to all withdrawals,
     deposits and payments on the current
     Distribution Date. . . . . . . . . . . . .     $57,142,858.00


9.   Total Enhancement.
     ------------------

a.   The total Enhancement for the current
     Distribution Date. . . . . . . . . . . . .     $61,714,287.00

b.   The total Enhancement after giving ef-
     fect to all withdrawals, deposits and
     payments on the current Distribution
     Date. . . . . . . . . . . . . . . . .  . .     $61,714,287.00

                                   84 of 85

C.   The Pool Factor.
     ---------------

     The Pool Factor (which represents the ratio of the
     Class A Adjusted Invested Amount on the last day of the
     month ending on the Record Date adjusted for Class A
     Investor Charge-Offs set forth in B.5.a. above and for
     the distributions of principal set forth in A.2 above
     to the Class A Initial Invested Amount). The amount of
     a Class A Certificateholder's pro rata share of the
     Class A Invested Amount can be determined by
     multiplying the original denomination of the holder's
     Class A Certificate by the Pool Factor. . . . . .       100.00000000%


D.   Principal Funding Account.
     -------------------------

     1.   The Principal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as Class A
          Available Funds. . . . . . . . . . . . . . . .            $0.00

     2.   The Excess Principal Funding Investment Proceeds
          for the current Distribution Date. . . . . . .            $0.00

     3.   The Principal Funding Account Balance as of
          the end of the day on the current Distribution
          Date. . . . . . . . . . . . . . . . . . . . . .           $0.00

     4.   The Deficit Controlled Accumulation Amount for
          the preceding Due Period. . . . . . . . . . . .           $0.00


E.   Principal Funding Account.
     -------------------------

     1.   The Reserve Draw Amount for the current
          Distribution Date. . . . . . . . . . . . . . .            $0.00

     2.   The amount on deposit in the Reserve Account
          as of the end of the day on the current
          Distribution Date (the "Available Reserve
          Account Amount" for the next Distribution Date).          $0.00


                    FCC NATIONAL BANK,
                    Servicer


                    By /s/ James A. Harwood
                      ----------------------

                    Title: Vice President

                                   85 of 85